UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934 (Amendment No. _______)
Check the appropriate box:
☒	Preliminary Information Statement
❒	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
❒	Definitive Information Statement

BARNABUS ENTERPRISES LTD.
(Name of Registrant As Specified In Its Charter)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required
❒

Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11
(1)  Title of each class of securities to which transaction applies:
(2)  Aggregate number of securities to which transaction applies:
(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)  Proposed maximum aggregate value of transaction:
(5)  Total fee paid:

❒	Fee paid previously with preliminary materials.
❒

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:
(2)  Form, Schedule or Registration Statement No.:
(3)  Filing Party:
(4)  Date Filed:

BARNABUS ENTERPRISES LTD.
(a Nevada corporation)

INFORMATION STATEMENT
Date first mailed to stockholders: February ____, 2004

2006 - 1500 Hornby Street
Vancouver, BC V6Z 2R1
(Principal Executive Offices)

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Item 1.   Information Required by Items of Schedule 14A.

Introduction.

This Information Statement has been filed with the Securities and Exchange Commission and is being mailed or otherwise furnished to the registered stockholders of Barnabus Enterprises Ltd. ("Barnabus" or the "Company") in connection with the prior approval by the board of directors of Barnabus, and receipt by the board of approval by written consent of the holders of a majority of Barnabus' outstanding shares of common stock, of a resolution to, amend Article 4 of the Articles of Incorporation of Barnabus by increasing the number of authorized shares from 75,000,000 shares of common stock to 1,125,000,000 shares of common stock, all with a par value of $0.001 per share, and correspondingly increase the number of issued and outstanding shares of common stock held by each stockholder of record on February 6, 2004, on a fifteen-for-one (15-1) forward split basis,

(the "Amendment").

Section 78.320 of the Nevada Revised Statutes and the By-laws of Barnabus provide that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if stockholders holding at least a majority of the voting power sign a written consent approving the action.

On January 27, 2004, the board of directors of Barnabus approved and recommended the Amendment. Subsequently, the holders of a majority of the voting power signed and delivered to Barnabus written consents approving the Amendment, in lieu of a meeting. Since the holders of the required majority of shares of common stock have approved the Amendment, no other votes are required or necessary and no proxies are being solicited with this Information Statement.

Barnabus has obtained all necessary corporate approvals in connection with the Amendment and your consent is not required and is not being solicited in connection with the approval of the Amendment. This Information Statement is furnished solely for the purpose of informing stockholders in the manner required under the Securities Exchange Act of 1934 of these corporate actions before they take effect.

This Information Statement is dated February ___, 2004 and is first being mailed to stockholders on or about February ___, 2004. Only shareholders of record at the close of business on February 6, 2004 are entitled to notice of the Amendment and to receive this Information Statement.

Effective Date

The Amendment will not become effective until (i) 21 days from the date this Information Statement is first mailed to the stockholders, or, (ii) such later date as approved by the board of directors, in its sole discretion (the "Effective Date"). The Certificate of Amendment will be filed with the Secretary of State of Nevada and is expected to become effective on or about March 1, 2004.

Dissenter's Rights Of Appraisal

Neither the Articles and Bylaws of Barnabus nor the Nevada Revised Statutes provide for dissenters' rights of appraisal in connection with the Amendment.

Stock Certificates

The Amendment will occur on the Effective Date without any further action on the part of stockholders of the Company. After the Effective Date, each certificate representing shares of existing common stock will be deemed to represent fifteen (15) shares of new common stock.

Madison Stock Transfer, Inc. (the "Transfer Agent"), of 1813 E. 24th Street, Brooklyn, New York 11229, telephone number (718) 627-4453, will issue to each stockholder of record a certificate representing the additional number of shares of new common stock, issuable as the result of the Amendment. For example, if a stockholder owns ten shares of existing common stock as of the Effective Date, then that stockholder will own 150 shares of common stock resulting from the Amendment, and the Transfer Agent will issue that stockholder a certificate representing the 140 additional shares of common stock the stockholder will be entitled to as a result of the Amendment. There is no need to exchange certificates representing existing common stock for new common stock.

The Certificates representing shares of new common stock will contain the same restrictive legend as is on the shares of existing common stock for which the new shares are being issued. As applicable, the time period during which a stockholder has held the existing common stock will be included in the time period during which such stockholder actually holds the certificates representing the additional new common stock received as a result of the share divisions for the purposes of determining the term of the restrictive period applicable to the new common stock.

Voting Securities And Principal Holders Thereof

As of January 27, 2004 there are 3,257,000 shares of common stock outstanding, each of which is entitled to one vote for the purpose of approving the Amendment.

The Board of Directors has fixed the close of business on February 6, 2004 as the record date for the determination of the stockholders entitled to notice of the Amendment and to receive this Information Statement.

Security Ownership Of Executive Officers, Directors And Five Percent Stockholders

The following table sets forth certain information as of January 28, 2004 concerning the common stock owned by each officer and director of the Company, and each other person known to the Company to be the beneficial owner of more than 5% of the Company's common stock. Unless otherwise indicated, the address for each listed stockholder is c/o Barnabus Enterprises Ltd., 2006 - 1500 Hornby Street, Vancouver, British Columbia V6Z 2R1.

Name and Address	Shares Owned	Percentage
Victoria Chen	250,000	7.7%
Kerry K.W. Nagy	385,000 (1)	11.8%
Alan Brown	37,500 (2)	1.2%
All officers and directors as group (3 persons):	------------------- 672,500 ==========	------------------ 20.7% ==========

Reasons for the Amendment

The amendment to the Articles of Incorporation of Barnabus to increase the authorized capital is being made, in part, to provide Barnabus with more flexibility and opportunities to conduct equity financings.

Item 2.  Statement That Proxies Are Not Solicited

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Item 3.  Interest of Certain Persons in or Opposition to Matters to Be Acted Upon

The board of directors approved the Amendment on January 27, 2004. At that time and as of the date of this Information Statement, the directors and officers of Barnabus beneficially owned 672,500 shares of common stock of Barnabus and, accordingly, had an interest in the Amendment.

Item 4. Proposals by Security Holders.

Not applicable as no proposals submitted.

Additional Information

Additional information concerning Barnabus, including its annual report on Form 10-KSB for the fiscal year ended May 31, 2003, its quarterly reports on Form 10-QSB for the quarter ended August 31, 2003 and November 30, 2003, which have been filed with the Securities and Exchange Commission, may be accessed through the Edgar archives, at www.sec.gov and is incorporated herein by reference.

January 28, 2004

By Order of the Board of Directors

/s/ Victoria Chen
Victoria Chen
President and Director

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